SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                                 AMENDMENT NO. 1

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 15, 2000
                Date of Report (Date of earliest event reported)

                          Discovery Laboratories, Inc.
             (Exact name of Registrant as specified in its charter)

         Delaware                   000-26422                94-3171943
      (State or other       (Commission File Number)       (IRS Employer
      jurisdiction of                                   Identification Number)
       incorporation

                             350 South Main Street, Suite 307
                              Doylestown, Pennsylvania 18901
                         (Address of principal executive offices)

                                 (215) 340-4699
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

      This Amendment No. 1 (the "Amendment") to the Current Report of Discovery Laboratories, Inc. (the "Registrant"), on Form 8-K dated December 15, 2000 (the "Current Report"), relates to a change in the Registrant's certifying accountant. The purpose of this Amendment is to amend certain of the disclosures in Item 4 to cover the period from the end of the Registrant's fiscal year ended December 31, 1999, to the date of the change in the Registrant's certifying accountant.

Item 4. Changes in Registrant's Certifying Accountant

      On December 15, 2000, the Audit Committee of the Registrant's Board of Directors elected to dismiss Richard A. Eisner & Co., LLP ("RAE"), as the Registrant's independent public accountants.

      To the knowledge of the Registrant's current Board of Directors, RAE's report on the financial statements of the Registrant for each of the Registrant's two most recent fiscal years ended December 31, 1999, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Registrant's two most recent fiscal years ended December 31, 1999, and through the subsequent interim period through December 15, 2000, to the knowledge of the Registrant's current Board of Directors, there were no disagreements with RAE on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RAE, would have caused RAE to make reference to the subject matter of the disagreements in connection with their report with respect to financial statements of the Registrant.

      To the knowledge of the Registrant's current Board of Directors, during the Registrant's two most recent fiscal years ended December 31, 1999, and through the subsequent interim period through December 15, 2000, there was no disagreement or difference of opinion with RAE regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

      The Registrant has authorized RAE to respond fully to the inquiries of the Registrant's successor accountant and has requested that RAE provide the Registrant with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulation S-K, so that Registrant can file such letter with the SEC.

      The Registrant has engaged Ernst & Young, LLP ("E&Y") as its new independent accountants as of December 21, 2000. Prior to the engagement of E&Y, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with E&Y regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by E&Y.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Discovery Laboratories, Inc.


                             By:   /s/ Robert J. Capetola, Ph.D.
                                   ------------------------------------------
                             Name:  Robert J. Capetola, Ph.D.
                             Title: President and Chief Executive Officer

Date: January 8, 2001

Exhibit No. 16.1  Letter of Richard A. Eisner, LLP, dated January 8, 2001.